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                                                                   EXHIBIT 10.34

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 26, 2000, among SPECIAL DEVICES, INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Borrower"), the lenders party to the Credit Agreement referred to below (collectively, the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I. AMENDMENTS TO CREDIT AGREEMENT.

     1. Section 4.02(f) of the Credit Agreement is hereby amended by inserting the following parenthetical at the end thereof:

     "(it being understood and agreed that, in any event and notwithstanding anything to the contrary contained above in this Section 4.02(f), 100% of the Capital Call Amount paid to the Borrower pursuant to the Capital Call Agreement shall be applied as a mandatory repayment of outstanding Term Loans as provided in Sections 4.02(h) and (i))".

     2. Section 9.02(xii) of the Credit Agreement is hereby amended by inserting the following text immediately before the first word of such Section:

     "with the prior written consent of the Required Banks,".

     3. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) thereof, (ii) deleting the period appearing at the end of clause (v) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (vi) at the end thereof:

          "(vi) the Borrower may pay a cash Dividend in that amount, if any, equal to the cash capital contribution actually made to the Borrower pursuant to the Capital Call Agreement so long as (i) the cash proceeds from such capital contribution were applied to repay outstanding Term Loans as required by Section



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     4.02(f), (ii) the Borrower's Leverage Ratio at all times during two consecutive Test Periods ending after the date of such capital contribution and on and prior to the date of such Dividend was less than 4.00:1.00 and
     (iii) no Default or Event of Default then exists or would result therefrom."

     4. The table appearing in Section 9.08 of the Credit Agreement is hereby deleted and the following new table is inserted in lieu thereof:


                  "FISCAL QUARTER
                  ENDING CLOSEST TO                      RATIO
                  -----------------                      -----
                  January 31, 2000                       1.40:1.00
                  April 30, 2000                         1.50:1.00
                  July 31, 2000                          1.60:1.00
                  October 31, 2000                       1.75:1.00
                  January 31, 2001                       1.85:1.00
                  April 30, 2001                         2.00:1.00
                  July 31, 2001                          2.00:1.00
                  October 31, 2001                       2.00:1.00
                  January 31, 2002
                      and the last day of each
                      fiscal quarter thereafter          3.00:1.00".

     5. The table appearing in Section 9.09 of the Credit Agreement is hereby deleted and the following new table is inserted in lieu thereof:

                  "PERIOD                                                           RATIO
                  -------                                                           -----
                  January 26, 2000 through and including the date immediately preceding the last day of the Borrower's fiscal quarter ending
                  closest to January 31, 2000                                       6.40:1.00

                  The last day of the Borrower's fiscal quarter ending closest to January 31, 2000 through and including the date immediately preceding the last day of the Borrower's fiscal quarter ending
                  closest to April 30, 2000                                         6.40:1.00

                  The last day of the Borrower's fiscal quarter ending closest to April 30, 2000 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to July 31, 2000                                   6.00:1.00

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
                  The last day of the Borrower's fiscal quarter ending closest to July 31, 2000 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to October 31, 2000                                6.00:1.00

                  The last day of the Borrower's fiscal quarter ending closest to October 31, 2000 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to January 31, 2001                                5.00:1.00

                  The last day of the Borrower's fiscal quarter ending closest to January 31, 2001 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to April 30, 2001                                  4.75:1.00

                  The last day of the Borrower's fiscal quarter ending closet to
                  April 30, 2001 through and including the date immediately
                  preceding the last day of the Borrower's fiscal quarter
                  ending closest to July 31, 2001                                   4.75:1.00

                  The last day of the Borrower's fiscal quarter ending closest to July 31, 2001 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to October 31, 2001                                4.50:1.00

                  The last day of the Borrower's fiscal quarter ending closest to October 31, 2001 through and including the date immediately preceding the last day of the Borrower's fiscal quarter
                  ending closest to January 31, 2002                                4.50:1.00

                  Thereafter                                                        3.00:1.00".

     6. The table appearing in Section 9.10 of the Credit Agreement is hereby deleted and the following new table is inserted in lieu thereof:

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

                  "FISCAL QUARTER
                  ENDING CLOSEST TO                                    AMOUNT
                  -----------------                                    ------

                  January 31, 2000                                     $28,500,000
                  April 30, 2000                                       $30,000,000
                  July 31, 2000                                        $30,000,000
                  October 31, 2000                                     $35,000,000

                  January 31, 2001                                     $35,000,000
                  April 30, 2001                                       $36,000,000
                  July 31, 2001                                        $37,000,000
                  October 31, 2001                                     $38,000,000

                  January 31, 2002                                     $48,000,000
                  April 30, 2002                                       $49,000,000
                  July 31, 2002                                        $51,000,000
                  October 31, 2002
                    and the last day of each
                    fiscal quarter thereafter                          $53,000,000".

     7. Section 10 of the Credit Agreement is hereby amended by (i) inserting the word "or" at the end of Section 10.10 thereof and (ii) inserting the following new Section 10.11 immediately following such Section 10.10:

          "10.11 CAPITAL CALL AGREEMENT. (a) The Capital Call Agreement or any provision thereof shall cease to be in full force and effect, or JFL Equity or any Person acting by or on behalf of JFL Equity shall deny or disaffirm its obligations under the Capital Call Agreement or JFL Equity or any Person acting on or behalf of JFL Equity shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Capital Call Agreement or a Capital Call Event of Default under, and as defined in, the Capital Call Agreement shall occur; or

          (b) Any representation, warranty or statement made (or deemed made) by JFL Equity in the Capital Call Agreement shall prove to be untrue in any material respect on the date as of which made or deemed made;".

     8. The definition of "Consolidated EBITDA" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition is inserted in lieu thereof:

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by (x) adding thereto (without duplication) (i) the amount of all amortization, depreciation and other non-cash expenses or non-cash charges that were deducted in arriving at Consolidated EBIT for such period (including amortization of goodwill, the non-cash costs of agreements evidencing Interest Rate Protection Agreements, Other Hedging Agreements, license agreements and non-competition

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     agreements, and the non-cash amortization of Capitalized Lease Obligations, managements fees and organization costs), but excluding, however, any non-cash expenses or non-cash charges associated with any asset write-downs, (ii) unrealized non-cash gains and losses from hedging, foreign currency or commodities translations and transactions that were deducted in arriving at Consolidated EBIT for such period and (iii) up to
     (I) $1,700,000 of inventory write-downs, (II) $11,300,000 of legal, consulting and other expenses relating to the environmental investigations at the Borrower's facilities and (III) $638,700 relating to the write-off of a receivable, in each case (in the case of this clause (iii)) to the extent that such charges were incurred in the Borrower's fiscal quarter ended October 31, 1999 and were deducted in arriving at Consolidated EBIT for such period and (y) subtracting therefrom any cash expenses, cash charges or cash payments arising from any non-cash expenses, non-cash charges or unrealized non-cash gains or losses that were deducted in arriving at Consolidated EBIT in a previous period.

     9. The definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin" appearing in Section 11.01 of the Credit Agreement are deleted and the following new definitions are inserted in lieu thereof:

          "Applicable Base Rate Margin" shall mean, (i) in the case of Revolving Loans and Swingline Loans, 2.00% and (ii) in the case of Term Loans, 2.50%.

          "Applicable Eurodollar Rate Margin" shall mean, (i) in the case of Revolving Loans, 3.00% and (ii) in the case of Term Loans, 3.50%.

     10. The definition of "Credit Documents" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text", the Capital Call Agreement" immediately after the words "the Subsidiaries Guaranty" appearing therein.

     11. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "Capital Call Agreement" shall mean the Capital Call Agreement, dated as of January 26, 2000, among JFL Equity, the Borrower and the Administrative Agent, as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Capital Call Amount" shall have the meaning provided in the Capital Call Agreement.

     12. The Banks hereby waive any Default or Event of Default that has arisen
(i) under Sections 9.08 and 9.10 of the Credit Agreement for the Test Period ended closest to October 31, 1999 and (ii) under Section 9.09 of the Credit Agreement for the period from and after October 31, 1999 through but not including the Second Amendment Effective Date (as defined below).

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II. MISCELLANEOUS.

     1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case after giving effect to this Amendment (but otherwise taking into account the provisions of Section 1 of Part I of the Waiver and Modification to Credit Agreement, dated as of September 14,
1999).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) JFL Equity and the Borrower shall have entered into the Capital Call Agreement in the form attached hereto and (iii) the Borrower shall have paid to the Administrative Agent for the account of each Bank which has executed a counterpart hereof and delivered the same to the Administrative Agent at the Notice Office on or prior to 5:30 P.M. (New York time) on January 26, 2000, an amendment fee equal to 0.25% of the sum of such Bank's (I) outstanding Term Loans and (II) Revolving Loan Commitment at such time. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

     6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      SPECIAL DEVICES, INCORPORATED

                                      By: __________________________
                                          Name:
                                          Title:


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                                      BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                      By: __________________________
                                          Name:
                                          Title:


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                                     BANKBOSTON, N.A.

                                     By: __________________________
                                         Name:
                                         Title:



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                                     THE BANK OF NOVA SCOTIA

                                     By: __________________________
                                         Name:
                                         Title:


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                                     CITY NATIONAL BANK

                                     By: __________________________
                                         Name:
                                         Title:

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                                     FIRST UNION NATIONAL BANK

                                     By: __________________________
                                         Name:
                                         Title:


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                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: __________________________
                                         Name:
                                         Title:


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                                     MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST

                                     By: __________________________
                                         Name:
                                         Title:


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                                     NATIONAL CITY BANK

                                     By: __________________________
                                         Name:
                                         Title:


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                                     PARIBAS

                                     By: __________________________
                                         Name:
                                         Title:


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                                     KZH STERLING LLC

                                     By: __________________________
                                         Name:
                                         Title:


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                                     UNION BANK OF CALIFORNIA, N.A.

                                     By: __________________________
                                         Name:
                                         Title:


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Acknowledged and Agreed:

SCOT, INCORPORATED

By:__________________________
    Name:
    Title: